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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in this Registration Statement of Il Fornaio (America) Corporation on Form S-8 of our report dated March 3, 1997 appearing in Registration Statement No. 333-23605 on Form S-1 of Il Fornaio (America) Corporation.




                                         DELIOTTE & TOUCHE LLP




San Francisco, California
February 13, 1998